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                                                                    EXHIBIT 10.4

                                    GUARANTY

Whereas, PFSWeb, Inc., among others, has requested that Fleet National Bank enter into the Agreement (as such term is defined below) with Priority Fulfillment Services, Inc.; and

Whereas, PFSWeb, Inc. is the majority holder and owner of all of the stock of Priority Fulfillment Services, Inc. and also intends to benefit from the use of the aircraft subject to the Agreement (in accordance with all applicable law, including, without limitation, all applicable Federal Aviation Administration rules and regulations); and

Whereas, in order to induce Fleet National Bank to enter into the Agreement with Priority Fulfillment Services, Inc., PFSWeb, Inc., has offered and agreed to guarantee all of the obligations of Priority Fulfillment Services, Inc. to Fleet National Bank under, among other things, the Agreement; and

Whereas, Fleet National Bank has agreed to enter into the Agreement, subject to the terms and conditions of the Agreement and its receipt of, among other things, this Guaranty from PFSWeb, Inc.

This Guaranty (this "GUARANTY") is executed and delivered as of the date set forth below by the undersigned guarantor (the "GUARANTOR") in favor of FLEET NATIONAL BANK, located at c/o Fleet Capital Corporation, One Financial Plaza, Fifth Floor, Providence, RI 02903-2305 ("FLEET"). Priority Fulfillment Services, Inc. located at 500 North Central Expressway, 5th Floor, Plano, Texas 75074 ("CUSTOMER") has requested that Fleet enter into that certain Lease (S/N 143) dated as of August 25, 2004 (as amended, supplemented or restated from time to time, and together with any and all other documents, instruments, certificates and other agreements relating thereto, including, without limitation, any promissory notes relating thereto, the "AGREEMENT"), between Fleet and Customer, and this Guaranty is a condition to Fleet's entering into the Agreement. The term "CUSTOMER," if defined to include more than one party, shall mean "CUSTOMER AND EACH OF THEM" and this Guaranty shall secure payment of all of their respective Obligations (hereinafter defined) to Fleet. Fleet is unwilling to enter the Agreement with Customer, unless Guarantor absolutely and unconditionally guarantees to Fleet the payment and performance of all such Obligations of Customer at any time owing to Fleet. With knowledge that Fleet will enter into the Agreement with or otherwise extend financial accommodations to Customer in reliance upon the existence of this Guaranty and the validity and enforceability of the obligations and liabilities of Guarantor to Fleet contemplated hereby, Guarantor agrees with Fleet as follows:

1. GUARANTY. Guarantor guarantees to Fleet the prompt payment and/or performance of all indebtedness, obligations and liabilities of Customer at any time owing to Fleet, whether direct or indirect, matured or unmatured, primary or secondary, certain or contingent, or acquired by or otherwise created in favor of Fleet, including without limitation any and all rent, loan, purchase or other installment payments, principal balances, taxes, indemnities, liquidated damages, accelerated amounts, return deficiency charges, casualty value payments, transaction expenses and other reimbursements, administrative charges, all interest, including late charge interest, attorneys' fees or enforcement and other costs, which may at any time be payable in connection with the Agreement, together with all claims for damages arising from or in connection with the failure to punctually and completely pay or perform such obligations, whether or not such obligations are from time to time reduced or extinguished and thereafter increased or incurred (collectively, the "OBLIGATIONS"). This Guaranty is a guaranty of payment and performance, and not a guaranty of collection, and Guarantor hereby undertakes and agrees, that if Customer or Guarantor is in Default (defined below) hereunder for any reason, Guarantor shall (i) punctually pay any such Obligations requiring the payment of money, as an obligation for payment due and owing directly from Guarantor to Fleet and without any abatement, reduction, setoff, defense, counterclaim or recoupment, and (ii) punctually perform any and all Obligations not requiring the payment of money for the benefit of Fleet, as an obligation for performance due and owing directly from Guarantor to Fleet. Guarantor shall be deemed to be primarily liable for each Obligation and not merely as a surety thereof.

2. ABSOLUTE, UNCONDITIONAL, JOINT AND SEVERAL NATURE OF GUARANTY. The obligations of Guarantor hereunder are absolute, unconditional and irrevocable, may not be cancelled, terminated, repudiated or rescinded for any reason, and shall be joint and several with each Guarantor executing this Guaranty and each other party that may be liable, directly or indirectly, for the payment or performance of any Obligations. If this Guaranty is executed by more than one party, the term "GUARANTOR" as used herein shall mean (unless the context otherwise requires) "THE GUARANTOR AND EACH OF THEM" and each and every undertaking shall be their joint and several undertaking. If Customer is a partnership or a limited liability company, the obligations of Guarantor herein contained shall remain in full force and effect notwithstanding any changes in the individuals or members comprising the partnership or the limited liability company, and the term "CUSTOMER" shall include any altered or successive partnerships or limited liability companies. Guarantor shall not be released from any obligations under or in respect of this Guaranty for any reason, nor shall such obligations be reduced, diminished or discharged for any reason, including:

      (a) MODIFICATIONS ;INDULGENCES; PAYMENT APPLICATIONS. Any modifications, renewals, or alterations of any agreement, document or instrument relating to any Obligation; any indulgences, adjustments, preferences, extensions or compromises made by Fleet in favor of Customer or Guarantor or any other party; or the application of any payments and receipts, by whomever paid and/or however realized, to any amounts owing by Guarantor or Customer to Fleet in such manner as Fleet shall determine in its sole discretion.

      (b) CONDITION OF CUSTOMER OR GUARANTOR. Any insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution, appointment of a receiver for, or other similar proceeding affecting Customer or Guarantor; any sale, lease or other disposition of any of the assets of Customer or Guarantor; any reorganization of, or change in the composition of the shareholders, partners or members of, Customer or Guarantor; or any termination of, or other change in, the relationship between Customer and Guarantor.

      (c) INVALIDITY OF OBLIGATIONS OR OTHER AGREEMENTS. The invalidity, illegality or unenforceability of any Obligation for any reason whatsoever, including, but not limited to: the existence of valid defenses, counterclaims or off-sets to any Obligation; the violation of applicable usury or other laws by any Obligation; or the lack of authenticity or genuineness of any document or instrument relating to the Obligations. This Guaranty shall be in addition to any other guaranty or other security for the Obligations, and it shall not be prejudiced or rendered unenforceable by the invalidity or unenforceability of any such other guaranty or security.

      (d) RELEASE OF CUSTOMER. Any complete or partial release of Customer or any other party liable for any Obligation for any reason.

      (e) RELEASE AND CARE OF COLLATERAL; STATUS OF LIENS. Any sale, transfer, release, surrender, exchange, deterioration, waste, loss or impairment of any property transferred or assigned by Customer, Guarantor or any other party as collateral in respect of any Obligation, or otherwise acquired by Fleet for lease to Customer, in connection with the Agreement (collectively, the "COLLATERAL"), whether negligent or willful; the failure of Fleet or any other party to exercise reasonable care in the care, custody, preservation, protection, sale or other treatment of any of any Collateral; the failure of Fleet or any other party to create or properly perfect Fleet's rights, title or interests in any Collateral, or any mortgage, pledge, security interest, transfer or assignment of any Collateral (a "LIEN"); the unenforceability of any Lien; the creation of any lien or encumbrance on any Collateral in favor of any other party, or the subordination of any Lien in favor of Fleet to any such other lien or encumbrance; or the taking or accepting by Fleet of any other security for, or assurance of payment of, any Obligation.

      (f) OTHER ACTION OR INACTION. Any other action or inaction on the part of Fleet, whether or not such action or inaction prejudices Guarantor or increases the likelihood or amount that Guarantor will be required to pay or perform in connection with any Obligation pursuant to the terms hereof.

It is the obligation of Guarantor to discharge the Obligations when due, notwithstanding any occurrence, circumstance, event, action or omission whatsoever, whether or not particularly described herein. Guarantor is not entering into this Guaranty in reliance on the value or the availability of any Collateral. Guarantor acknowledges that Guarantor may be required to pay the Obligations, in full, without the assistance or support of any other party. Guarantor has not been induced to enter into this Guaranty on the basis that any party other than Customer will be liable to perform any Obligations or that Fleet will look to any other party to perform any Obligation. Fleet may release, or settle with, the Customer, any Guarantor, or any other party liable, directly or indirectly, for the performance of any Obligation, all without affecting the liability of any other party to this Guaranty. To the extent that this Guaranty is secured by property of Guarantor, Fleet shall not be obligated to release its security interest in such property until all applicable preference periods have passed with respect to payments of Obligations made to Fleet.

3. WAIVERS. Guarantor waives:

      (a) ACTION AGAINST OTHERS. Any right to require Fleet to: institute suit or exhaust remedies against Customer or any other party liable for any Obligation; enforce Fleet's rights in any of the Collateral or other security which is at any time given to secure any Obligation; enforce Fleet's rights against any other Guarantor or any other party liable on any Obligation; join Customer or any other party liable for any Obligation in any action seeking to enforce this

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            Guaranty; or exhaust any other remedies available to Fleet or resort to any other means of obtaining payment or performance of any Obligation.

      (b) NOTICES. Notice of the execution, delivery or acceptance by Fleet, Customer or any other party, of this Guaranty or any document, agreement or instrument evidencing any Obligation; notice of the amount of credit extended by Fleet to Customer at any time, whether primary or secondary; notice of modifications or extensions of any Obligation; notice of defaults, or other non-performance by Customer in connection with any Obligation; notice of the transfer or disposition by Fleet of any Obligation; notice of the repossession, sale or other disposition of any of the Collateral; notice of the acceptance of this Guaranty by Fleet; demand and presentation for payment upon Customer or any other party liable for any Obligation; protest, notice of intention to accelerate or notice of acceleration of any Obligation, notice of protest and diligence in bringing suit against Customer or any other party; and any other action or inaction on the part of Fleet in connection with this Guaranty or any Obligation.

      (c) SUBROGATION. Any right which Guarantor may at any time have against Customer, or any other party liable for any Obligation, as a result of the performance by Guarantor of its obligations under this Guaranty, including, but not limited to contractual, statutory and common law rights of subrogation, reimbursement, indemnification, set-off or contribution, until all Obligations owing to Fleet have been paid and performed in full.

      (d) SURETYSHIP DEFENSES. Any defenses which Guarantor may have or assert against the enforcement of this Guaranty or any Obligation based upon suretyship principles or any impairment of Collateral.

4. REPRESENTATIONS; WARRANTIES; COVENANTS. Guarantor hereby represents, warrants, covenants and agrees that:

      (a) BENEFIT. Guarantor is the owner of 50% or more of the capital stock or membership interests or other equity ownership of the Customer, and has received, or will receive, substantial benefit from the agreements and transactions giving rise to the Obligations and this Guaranty.

      (b) AUTHORIZATION; ENFORCEABILITY. Guarantor has the form of business organization indicated below and is and will remain duly organized and existing in good standing under the laws of the state of its organization and is duly qualified to do business wherever necessary to perform its obligations under this Guaranty. This Guaranty has been duly authorized by all necessary action on the part of Guarantor consistent with its form of organization, does not require the approval of, or giving of notice to, any governmental authority and does not contravene Guarantor's certificate or articles of incorporation or organization or by-laws or partnership or operating certificate or agreement or similar organizational documents, This Guaranty does not contravene or constitute a default under any applicable laws, or any contract, mortgage, agreement, indenture, or other instrument to which Guarantor is a party or by which it may be bound. This Guaranty has been duly executed and delivered by Guarantor and constitutes the legal, valid and binding obligations of Guarantor enforceable in accordance with their terms except to the extent that the enforcement of remedies hereunder may be limited under applicable bankruptcy and insolvency laws, and the equitable discretion of any court of competent jurisdiction. To Guarantor's knowledge, there are no actions or proceedings pending or threatened against or affecting Guarantor or any of Guarantor's property before any court, administrative officer or administrative agency that, if decided adversely, could affect the financial condition or operations of Guarantor or the ability of Guarantor to perform its obligations hereunder.

      (c) ACCESS TO INFORMATION; NO REPRESENTATION BY FLEET. Guarantor has adequate means to obtain continuing and sufficient information concerning the financial and business condition of the Customer and other parties liable in respect of the Obligations. Neither Fleet nor any other party has made any representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty.

      (d) SUBORDINATION. All present and future indebtedness of Customer to Guarantor ("SUBORDINATED DEBT") shall be and hereby is subordinated to the prior payment and performance of all Obligations, and is hereby assigned and transferred to Fleet and pledged as additional security for the payment of the Obligations of the Customer and the obligations of the Guarantor hereunder. Except for the capitalization of the Subordinated Debt, Guarantor shall not demand or accept payment of, or otherwise cancel, set-off or otherwise discharge any part of, the Subordinated Debt without the prior written consent of Fleet, provided, however, that for so long as there is no default hereunder or in connection with the Obligations or the Subordinated Debt, Guarantor may receive and Customer may pay (but not prepay ,whether or not permitted or contemplated by the terms of the Subordinated Debt) principal and/or interest or other scheduled installment payments of Subordinated Debt from Customer. Upon the request of Fleet, Guarantor shall deliver to Fleet a certified statement of the outstanding Subordinated Debt, specifying in detail the time at which permitted payments of Subordinated Debt were made, if any, and such other information as Fleet may request.

      (e) FINANCIAL CONDITION; SOLVENCY. As of the date hereof, and after giving effect to this Guaranty and the contingent obligations contained herein, Guarantor is solvent and has assets which, when fairly valued, exceed its liabilities. The performance of the obligations of Guarantor hereunder will not cause Guarantor to exceed its ability to pay its debts as they mature, and this Guaranty is made without any intent to hinder, delay or defraud either present or future creditors, purchasers or other interested persons.

      (f) FINANCIAL REPORTS. Guarantor will provide Fleet with: (i) (A) Guarantor's consolidated balance sheet and related consolidated statements of income and retained earnings certified by a recognized firm of certified public accountants (acceptable to Fleet), within 90 days of the close of each fiscal year of Guarantor, (B) if requested by Fleet, Guarantor's quarterly consolidated balance sheet and consolidated related statements of income and retained earnings certified by the chief financial officer of Guarantor, within forty-five (45) days of the close of each fiscal quarter of Guarantor, (C) all of Guarantor's Forms 10-K and 10-Q, if any, filed with the SEC within thirty (30) days after the date on which they are filed (by furnishing these SEC Forms, or making them publicly available in electronic form, Guarantor shall be deemed to have satisfied the requirements of clauses (i)(A), (B), or (C)); and (ii) such other reports or information relating to the Guarantor and/or Customer (or any affiliates of Guarantor or Customer) promptly upon Fleet's request. Financial reports provided pursuant to clauses
            (i)(A) and (i)(B) above shall be prepared in accordance with generally accepted accounting principles consistently applied, each on a comparative basis with the corresponding period of the prior year. All credit, financial and other information provided by Guarantor or at Guarantor's direction is, and all such information hereafter furnished will be, true, correct and complete in all material respects.

      (g) ASSIGNMENT. Fleet may, at any time and without the consent of, or notice to, Guarantor, assign all or any portion of its rights hereunder to any other party to which all or any portion of the Obligations are transferred, assigned or negotiated (an "ASSIGNEE"). Guarantor shall promptly execute and deliver to Fleet or its Assignee an acknowledgment of assignment in form and substance satisfactory to the requesting party which, among other things, reaffirms the basic terms and conditions of the Obligations and this Guaranty, and shall comply with the reasonable demands of Fleet or any such Assignee in order to perfect any such assignment or transfer. This Guaranty shall not be deemed to create any right in any party except as provided herein and shall inure to the benefit of, and be binding upon, the successors and assigns of Guarantor and Fleet, provided that Guarantor shall not assign or delegate any of its rights or obligations hereunder without the prior written consent of Fleet.

      (h) FURTHER ASSURANCES. Guarantor will promptly execute any documents and other records, including, amendments to this Guaranty, and will take such further action as Fleet may reasonably request in order to carry out more effectively the intent and purposes of this Guaranty and to establish, perfect and protect Fleet's rights and remedies hereunder and in any Collateral or Subordinated Debt.

5. DEFAULT; PERFORMANCE OF OBLIGATIONS. If (a) Customer defaults in the payment or performance of any Obligation, or (b) if there exists any event or condition which, with notice and/or the passage of time, would constitute a default under the Agreement (including any default relating to Guarantor or this Guaranty), or
(c) any representation or warranty of Guarantor herein or in any certificate, agreement, statement or document furnished at any time to Fleet by or on behalf Guarantor (including without limitation, any financial information), shall prove to be or to have been false or incorrect in any material respect; or (d) Guarantor shall fail to perform or observe any covenant (including without limitation, any financial covenants), condition or agreement required to be performed or observed by it hereunder or in connection with any Obligation, and such failure shall continue for 10 days after written notice thereof to Guarantor; or (e) if there is a liquidation, bankruptcy, assignment for the benefit of creditors or similar proceeding affecting the status, existence, assets or obligations of Customer or any Guarantor or other party liable to Fleet in respect of the Obligations (each of the foregoing being hereinafter referred to as a "DEFAULT"), then the Obligations of Customer shall, at the sole option of Fleet, be deemed to be accelerated and become immediately due and payable by Guarantor for all purposes of this Guaranty, and Guarantor shall (i) immediately pay directly to Fleet all such Obligations owing to Fleet by reason of acceleration or otherwise (including without limitation, any rent, liquidated damages, principal or interest payments or balances, fees, other installments or any other accrued or unaccrued amounts with respect to such Obligations), irrespective of whether a Default exists relating to Customer, and notwithstanding any stay, injunction or other prohibition preventing acceleration of any Obligations against Customer, and (ii) promptly perform all other Obligations. Guarantor shall be liable, as principal obligor and not as a surety or guarantor only, for all attorneys' fees and other costs and expenses incurred by Fleet in connection with Fleet's enforcement of this Guaranty, together with interest on all amounts recoverable under this Guaranty, compounded monthly in arrears, from the time such amounts become due and payable until the date of payment at the lesser of Fleet's then current late charge rate of interest or the highest rate permitted by applicable law. If Fleet is required to return any payment made to Fleet by or on behalf of Customer, whether as a result of Customer's bankruptcy, reorganization or otherwise, Guarantor acknowledges that this Guaranty covers all such amounts, notwithstanding that the original of this Guaranty may have been returned to Guarantor and/or otherwise canceled.

6. GOVERNING LAW; MISCELLANEOUS. THIS GUARANTY AND THE LEGAL RELATIONS OF THE PARTIES HERETO SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES

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REGARDING THE CHOICE OF LAW. GUARANTOR CONSENTS TO THE JURISDICTION AND VENUE OF
THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES COURTS FOR THE SOUTHERN DISTRICT OF NEW YORK, AS FLEET MAY ELECT OR IN ANY OTHER STATE OR FEDERAL COURT AS FLEET SHALL DEEM APPROPRIATE, IN CONNECTION WITH FLEET'S ENFORCEMENT OF ANY OBLIGATIONS UNDER OR IN RESPECT OF THIS GUARANTY. GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS GUARANTY. Time is of the essence in the payment and performance of all Obligations and all of Guarantor's obligations and liabilities owing to Fleet hereunder. This Guaranty constitutes the entire agreement of Guarantor and Fleet relative to the subject matter hereof, and there are no prior or contemporaneous understandings or agreements, whether oral or in writing, between the parties hereto with respect to the subject matter hereof. No subsequent modification of, or supplement to, this Guaranty shall be enforceable against any party hereto unless the same is in writing and is duly signed by an authorized officer or representative of the party against whom enforcement is sought. All communications and notices provided for herein shall be in writing and shall become effective (i) upon hand delivery, (ii) upon delivery by an overnight delivery service, (iii) upon two (2) business days after being deposited in the U.S. mail with proper postage for first-class mail prepaid, sent by registered or certified mail, return receipt requested, and addressed to Fleet or Guarantor at their respective addresses set forth herein, or such other address as either party may hereafter designate by written notice to the other, or (iv) when sent by telecopy (with customary confirmation of receipt of such telecopy) on the business day when sent or upon the next business day if sent on other than a business day.

The undersigned, pursuant to due corporate, limited liability company or partnership authority, as appropriate, has or have caused this Guaranty to be executed as of the date set forth below.

Dated as of:  August 25, 2004

Witness/Attest/Notary Public:              PFSWeb, Inc., a Delaware corporation
                                           (Organization ID: 3062550)

      _______________________________        By:________________________________

Print Name:__________________________      Print Name: _________________________

Print Address:_______________________      Print Title:_________________________

GUARANTOR NOTICE ADDRESS:________________  Guarantor's Taxpayer ID:___________
                         ________________

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